Gray Television, Inc.
Investor Presentation

NYSE:GTN

November 2018

If Appendix is not included, see full presentation located at www.gray.tv for Non-GAAP Reconciliations.

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

Disclaimer and Non-GAAP Financial Data

This presentation contains certain forward looking statements that are based largely on Gray Television, Inc.'s ("Gray", "Gray Television", "GTN" or the "Company") current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties, which in some instances are beyond Gray's control, include Gray's inability to complete its pending acquisition of Raycom on the terms and within the timeframe, and on the financing terms, currently contemplated, any material regulatory or other unexpected requirements in connection therewith, or the inability to achieve expected synergies therefrom on a timely basis or at all, the impact of recently completed transactions, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

Certain definitions, including the presentation of Combined Historical Basis ("CHB") data and Operating Cash Flow ("OCF") as defined in Gray's senior credit facility, are contained in the Glossary and the Appendix.

Raycom Transaction Overview


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Introduction & Raycom Transaction Overview

- On June 25, 2018, Gray Television, Inc. ("Gray" or the "Company") announced that it had reached an agreement to acquire Raycom Media, Inc. ("Raycom") for a ~$3.6 billion enterprise value
  - The purchase price represents a multiple of ~7.8x blended '17 / '18E pro forma OCF, including $80 million of year-1 expected synergies and $150 million estimated NPV of Raycom's NOLs
- Gray plans to finance the transaction with:
  - $430 million of Cash
  - $1.4 billion 7-year Incremental Term Loan B
  - $750 million 8.5-year Senior Notes
  - $650 million of Preferred Stock to Retirement Systems of Alabama (seller)
  - 11.5 million shares of Gray's Common Stock
- In addition, Gray has secured commitments for a new $200 million 5-year Revolving Credit Facility (the "Revolver") secured on a pari passu basis with Gray's existing and proposed term loans. The new Revolver will replace the Company's existing $100 million priority revolving credit facility
- Pro forma first lien net leverage and total net leverage are estimated to be 2.5x and 5.1x, respectively, based on pro forma L8QA 6/30/18 OCF of $754 million
- Gray expects the transaction to close in the fourth quarter of 2018, subject to customary closing conditions, the divestiture of certain stations, and required regulatory approvals

Sources & Uses and Pro Forma Capitalization

($ in Millions)

Sources of Funds		Uses of Funds	
Gray Cash	$359	Cash and Stock to Raycom Equityholders and Debtholders	$3,713
Raycom Cash	121	Estimated Fees & Expenses	85
After-tax Divestiture Proceeds	234	Acquisition of KDLT	33
Interim Free Cash Flow Through Acq. Close	121	Acquisition of KYOU and WUPV	17
Incremental Term Loan B	1,400		
New Senior Notes due 2027	750		
New Gray Preferred Stock	650		
New Gray Common Equity [1]	213		
Total Sources	**$3,848**	**Total Uses**	**$3,848**

[1] Based on 11.500 million incremental shares issued at Gray's stock price of $18.50 per share as of November 6, 2018

Pro Forma Capitalization

($ in Millions)	Gray		Raycom			Gray + Raycom Pro Forma	
	As of 6/30/18A	Cum. Multiple of OCF (1)	As of 6/30/18A	Cum. Multiple of OCF (1)	Transaction Adjustments	As of 6/30/18PF	Cum. Multiple of OCF (2)
Cash	$511 (3)		$121		($480)	$151	
New $200 Million Revolver Due Nov 2023	-		-			-	
Gray Term Loan B Due Feb 2024 (L+225) (3)	$632	1.8x	-			$632	
Raycom Term Loan A Due Jan 2023	-		$289		($289)	-	
Raycom Term Loan B Due Aug 2024	-		596		(596)	-	
Incremental Term Loan B Due Nov 2025 (L+250) (4)	-		-		1,400	1,400	2.7x
Total First Lien Debt	**$632**	**1.8x**	**$884**	**2.5x**		**$2,032**	**2.7x**
Net First Lien Debt	**$121**	**0.4x**	**$764**	**2.2x**		**$1,881**	**2.5x**
Gray Notes Due Oct 2024 (5.125%)	525	3.4x	-			525	
Gray Notes Due Jul 2026 (5.875%)	700	5.4x	-			700	
New Senior Notes due May 2027 (7.000%) (5)	-		-		750	750	
Raycom Fixed Rate Loan Due 2032	-		1,649		(1,649)	-	
Total Unsecured Debt	**$1,225**	**5.4x**	**$1,649**	**7.1x**		**$1,975**	**5.3x**
Total Debt	**$1,857**	**5.4x**	**$2,534**	**7.1x**		**$4,007**	**5.3x**
Net Debt	**$1,346**	**3.9x**	**$2,413**	**6.8x**		**$3,856**	**5.1x**
New Gray Preferred Stock	-		-		650	650	
Raycom Preferred Stock Series H	-		168		(168)	-	
Raycom Preferred Stock Series G	-		50		(50)	-	
		$344		$355			$754

(1) Based on LBQA 6/30/18 OCF
(2) Based on LBQA 6/30/18 Pro forma OCF (including $80 million of expected synergies, $7 million of pending acquired OCF related to the acquisition of KDLT (NBC) and excludes $32 million of divested OCF)
(3) Excludes $37 million repayment of existing Term Loan B in July 2018
(4) Anticipated loan to be entered into at Raycom transaction closing, subject to terms and conditions of amended credit agreement
(5) Expected to be issued by Gray Escrow, Inc., on November 16, 2018, and to be assumed by Gray at closing of Raycom transaction

Note: Pro forma for pending station acquisition of KDLT (NBC) in Sioux Falls, SD for $32.5 million announced on 5/1/18
Source: Company filings and Gray and Raycom management

Pro Forma Debt Maturity Schedule

Extended and Staggered Debt Maturity Profile with No Significant Maturities until 2024

($ in Millions)


$2,500
$2,000
$1,500
$1,000
$500
$0
New $200 Million Revolver Due Nov 2023 (Undrawn) (2)
Gray Term Loan B Due Feb 2024 (L+225) (1)
Incremental Term Loan B Due Nov 2025 (L+250) (2)
Gray Notes Due Oct 2024 (5.125%)
Gray Notes Due Jul 2026 (5.875%)
New Senior Notes due May 2027 (7.000%) (2)
$200
$525
$632
$1,400
$700
$750
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028

Note: For illustrative purposes, excludes Incremental Term Loan B amortization

[dotted box] Represents new tranches being raised

(1) Represents Term Loan B balance as of 6/30/18

(2) Subject to completion of Raycom transaction

Highly Strategic Perpetual Preferred Equity Investment from the RSA

Issuer:	▪ Gray Television, Inc. ("Gray")
Purchaser:	▪ Certain Affiliates of the Retirement Systems of Alabama ("RSA"), upon closing of Raycom transaction
Class of Stock:	▪ Newly issued series of perpetual preferred stock, designated as Series A Preferred
Investment Amount:	▪ $650 million
Liquidation Value:	▪ Investment amount plus accrued but unpaid dividends
Ranking:	▪ The Series A Preferred would rank junior to all debt and senior to all Common Stock, Class A Common Stock and any other class or series of equity of Gray ▪ Gray retains ability to pay dividends on, and repurchase, Common Stock and Class A Common Stock
Preferred Dividends:	▪ 8.0% per annum payable in cash or 8.5% per annum payable in kind ("PIK"), payable quarterly ▪ Payable in cash or PIK, at Gray's election, in part or in whole ▪ If the coupon is paid in kind, Gray stock buybacks and dividends will be frozen for the next two (2) quarters
Perpetual:	▪ Series A Preferred will be perpetual, subject to optional redemption by Gray (described below) and RSA's option to redeem upon the occurrence of certain events (described under Mandatory Redemption)
Optional Redemption:	▪ Callable at par in cash
Mandatory Redemption:	▪ At purchaser's option, upon the occurrence of certain asset sales or change of control transactions, Gray would redeem Series A Preferred at par
Transferability/Hold Commitment:	▪ The Series A Preferred will be freely transferable, provided that (i) Gray shall have right to approve any transfer (not to be unreasonably withheld), (ii) no shares may be transferred to an activist fund / shareholder or to any competitor of Gray, (iii) RSA will at all times maintain ownership of at least a majority of the Series A Preferred outstanding, and (iv) any transfer will comply with applicable securities and FCC laws, rules and regulations.


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Acquisition Overview

Highly Complementary Portfolio Will Expand Geographic Footprint

Combined Company Highlights[1]

- 92 Markets
- 24% of U.S. TV Households
- 61 #1 Rated TV Stations
- 92% of Markets with #1/#2 Rated TV Stations
- $1.9 Billion in L8QA 6/30/18 CHB Blended Revenue
- $80 million of estimated Year 1 annual synergies


Gray
Raycom

Other Acquired Raycom Assets

- Raycom Sports (marketing, production and events management and distribution company)
- Tupelo Raycom (sports and entertainment production company)
- RTM Studios (automotive programming production and marketing solutions company)

Source: Company filings, BIA Investing in Television Market Report and Nielsen Media Research
(1) Gives effect to all other pending acquisitions; after giving effect to overlap station divestitures

Gray Continues to Prudently Grow its Scale

($ in Millions)	As-Reported Gray	As-Reported Raycom	Pro Forma Gray + Raycom (Post-Overlap Station Divestitures)
Financial Profile			
L8QA 6/30/18 Net Revenue	$901	$1,081	$1,939 (1)
L8QA 6/30/18 Blended OCF	$323	$342	$754 (2)
% Margin	*36%*	*32%*	*39%*
Scale			
TV Stations Owned and/or Operated	111	65	165
Markets	57	44	92
Markets with #1 / #2 Rated Stations	57 (100%)	33 (75%)	85 (92%)
Gross TV Household Reach	10%	16%	24%

DMAs Served by Big 4 Affiliates



FOX
13
32
16
26
NBC
FOX
16
13
11
18
NBC
FOX
24
43
25
43
NBC

Source: Company filings and projections, BIA Investing in Television Market Report and Nielsen Media Research
(1) Includes estimated revenue from pending acquisition of KDLT (NBC) in Sioux Falls, SD announced on 5/1/18, and excludes revenue attributed to pending overlap station divestitures
(2) Includes estimated OCF from pending acquisition of KDLT, $80 million of estimated Year 1 annual synergies, and excludes OCF attributed to pending overlap station divestitures

Significant Identified and Achievable Synergies

Total Expected Year 1 Annual Synergies of $80 Million

Net Retransmission Revenue	▪ Comprised of contracted step-up of Raycom subscribers to Gray's retransmission rates
Station-Level & Corporate Expenses	▪ Rationalization of station expenses and creation of efficient operations ▪ Elimination of duplicative shared services and other costs ▪ Creation of more efficient corporate operations including insourcing professional services, consulting, systems and other rationalizations
3rd Party Vendors	▪ Elimination of select identified third party contracts
Digital & Other	▪ Cost savings on technology and digital operations ▪ Termination of redundant contracts and other ancillary expenses

Total: ~$80 million

Potential for Additional Synergies in the Mid- to Long-Term

Note: Synergy analysis is post-divestitures

Evolution of Gray

- Proven track record of acquisition integration and prudent balance sheet management, reducing net leverage ~2.0x since 2014
- Raised a total of $406 million of primary equity in 2015 and 2017 to prudently manage capital structure and maintain a balanced growth strategy.
- In addition, Gray will issue 11.5 million shares of common stock to Raycom shareholders as part of this transaction and place $650 million of Preferred Equity

Gray TV Snapshot(1)

($ in Millions)

	Standalone Gray 2013(1)	PF Gray+Raycom 6/30/18
# of Markets	34	92
US TV HH Reach	7.5 million	27.2 million
Gross TV HH Reach	6%	24%

Over $1.5 Billion in Acquisitions since 2013

Standalone Gray | PF Gray+Raycom



$1,939
$376
$144
$754
L8QA 2013
CHB L8QA 6/30/18
Revenue
OCF(3)

Select Recent Acquisitions

($ in Millions)

Close Date	Target	# of Stations(2)	Size
5/2017	diversified communications (Broadcast Assets)	2	$85
1/2017	Media General (Select Stations)	2	270
2/2016	Schurz Communications Inc. (Broadcast Assets)	10	416
9/2015	The Gazette (Single Station)	1	100
9/2014	Lilly Broadcasting (Select Stations)	2	132
6/2014	Hoak Media Corporation	12	300
	Other Transactions		228
	Total		**$1,531**

Source: Company filings, Nielsen data

(1) Financial data presented on an As Reported L8QA basis unless otherwise noted

(2) Station count net of divestitures / swaps

(3) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

Raycom Media Snapshot

Segment Overview

($ in Millions)

Division	Description
RAYCOM MEDIA	65 television stations owned and/or operated in 44 markets reaching 16% of total U.S. households
RAYCOM Sports	Owns, produces and markets sports and entertainment programming
TUPELO RAYCOM	Produces live sports and entertainment events and develops digital content for corporations
RTM STUDIOS	Produces automotive, outdoor and entertainment programming
Other Divisions	Raycom Digital Ventures, RTVBC, 4119 West Blue Herron; Limerick Studios, LLC; WXIX Broadcast Plaza

Source: Company website and Raycom management

Segment Commentary

- Raycom's broadcast assets comprise of the vast majority of the company's revenues
- Raycom's production and digital businesses require minimal investment and have achieved profitability

Note: Amounts are prior to adjusting for divestitures


gray

Key Investment Highlights

Summary of Key Investment Highlights

One of the Largest Television Broadcasters with High Quality Assets

Diversified Sources of Revenues Across Networks and Markets

Large Political Upside in Election Years with Key Presence in Swing States

Strong Growth in Net Retrans and Increasing Leverage With MVPDS and Networks

Strong Free Cash Flow Generation and FCF Conversion

Track Record of Successfully Integrating Acquisitions and Deleveraging

Experienced Management Team with Decades of Broadcasting Experience

Top Rated Stations Capture a Significant Share of Political Ad Spending

Pro Forma Markets with at Least One 2018 Election

2018 is a Non-Presidential Political Year and Presents an Attractive Upside Opportunity



Governor
74%
US Senate
62%
House
100%

Source: Company management, Company filings, The Cook Political Report
Note: Percentages calculated based on 68/92 markets with Gubernatorial races, 57/92 markets with Senate races, and 92/92 markets with House races

Gray Excels at Retransmission Revenue

As Reported Basis	Combined Historical Basis

Retransmission Revenue ($ in Millions)



Gross Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
$75
20
55
+48%
$152
70
82
+26%
$201
98
103
+36%
$277
136
141
$283
139
144
$299
173
125
2014
2015
2016
2017
L8QA 6/30/18
L8QA 6/30/18
gray
RAYCOM

Note: Figures are prior to impact of KDLT acquisition and other divestitures

Gray + Raycom (Pro Forma)



Year End % Sub Base Retrans Renewals for In-Market Big-4 Subs:
22%
56%
22%
2018
2019
2020
2021
2022
2023
FOX
24 Markets
abc (1)
20 Markets
CBS (2)
42 Markets
NBC
42 Markets

Significant Big-4 Network Renewals:

Source: Company management, company filings (post-close) | Note: Financials presented on a CHB basis
(1) Excludes 6 markets with renewals in 2018, 2019 and 2021
(2) Excludes 2 markets with renewals in 2020

Successful Digital Media Initiatives

- **Leading Digital Platforms**
  - 4.1 billion Total Page Views as of Q2 2018 (Gray/Raycom combined)
  - Mobile makes up **85%** of all digital traffic as of Q2 2018 (Gray/Raycom combined)
- **News & Weather Apps**
  - Gray – 6.3 million News and Weather app Users as of Aug. 2018
  - Raycom – 4.5 million News and Weather app Users as of Aug. 2018
- **OTT**
  - Gray – 820,444 Roku Downloads as of Aug. 2018; with 168,733 Unique Users for Roku and FireTV combined in Aug. 2018
  - Raycom – 143,726 Users for Roku and FireTV combined as of Aug. 2018

LOCALX MARKETING

A Division of Gray Television

- 42% growth in revenue over 2017
- 60 Gray stations actively selling LocalX
- Over 1,000 active monthly accounts
- 18 different product offerings



Like

Over 18 million Facebook Likes for Gray and Raycom combined

2.5 million Twitter followers as of Q2 2018, up **15%** from Q2 2017, Likes=66k, Tweets=3.7 million

2.0 million iOS downloads, up **27%** from August 2017

2.1 million Android downloads, up **10%** from August 2017


gray

Note: All Data is on an "as reported" basis and does not include station data prior to Gray's acquisition of a station(s)

Track Record of Successfully Integrating Acquisitions and Deleveraging

- Gray has demonstrated the ability to integrate acquisitions and delever rapidly
- Since 2014, the Company has reduced leverage by ~2.0x despite closing more than $1.5 billion of acquisitions

Financial Leverage Netting All Cash ($ in Millions)

Prudently managed leverage through primary equity raises in 2015 and 2017 in addition to equity included in Raycom transaction



Secured Debt Netting All Cash(1) / OCF(2)
Unsecured Debt / OCF(2)
Over $1.5 Billion of Acquisitions Completed
2.0x reduction in leverage
6.0x
3.4x
2.6x
4.8x
2.9x
1.9x
5.1x
4.3x
0.8x
4.2x
3.6x
0.6x
3.9x
3.5x
0.4x
5.1x
2.3x
2.8x

Year Ended December 31	2014	2015	2016	2017	6/30/18A	6/30/18PF (5)
Total debt netting all cash	**$1,201(3)**	**$1,134**	**$1,456**	**$1,399**	**$1,346**	**$3,856**
L8QA(4) OCF(2)	**$200**	**$235**	**$288**	**$336**	**$344**	**$754**

Note: Financial leverage excludes preferred stock
(1) Secured debt netting all cash on hand as of the respective balance sheet date
(2) Operating Cash Flow ("OCF") as defined under the existing credit agreement, which includes adjustments for all transactions completed as of the respective balance sheet dates
(3) For 2014, total debt netting all cash includes $10 million in undrawn letters of credit
(4) Last eight quarter average OCF as calculated in the applicable quarterly compliance certificate
(5) Pro forma for Raycom acquisition; based on $754 million 6/30/18 Pro Forma OCF (includes $80 million of synergies and OCF from pending acquisition of KDLT (NBC) in Sioux Falls, SD, and excludes overlap station OCF to be divested)

Financial Overview


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Financial Policy

Leverage	▪ Financial strategy aimed at deleveraging ▪ Deleveraging to be driven by a combination of debt repayment and OCF growth
Liquidity	▪ Sufficient liquidity will be maintained to support business operations; revolver undrawn at close ▪ Strong cash flow generation, cash on balance sheet and access to revolver provide ample liquidity. No meaningful debt maturities until 2024
Equity	▪ Preferred equity viewed as long-term capital given its favorable terms ▪ No cash dividends paid on the common stock over the past 5 years ▪ Balanced use of free cash flow to drive growth and delever ▪ ~$400 million of common equity raised since 2014

Gray's policy is to maintain a conservative financial position that provides a reasonable margin of debt coverage and substantial financial flexibility

Pro Forma CHB Financial Metrics

($ in Millions)

Net Revenue



Gray
Raycom
As Reported
PF CHB (1)
$1,515
$1,851
$1,942
$1,981
$1,939
917
1,038
1,059
1,081
597
812
883
901
2015
2016
2017
L8QA 6/30/18
L8QA 6/30/18

OCF & Margin



Gray
Raycom
Synergies
As Reported
PF CHB (2)
$498
$665
$611
$665
$754
306
365
312
342
80
192
299
299
323
674
2015
2016
2017
L8QA 6/30/18
L8QA 6/30/18

Combined OCF Margin:	33%	36%	31%	34%	35%
Combined OCF Margin Post-Synergies:					39%

(1) Includes estimated revenue from pending acquisition of KDLT (NBC) in Sioux Falls, SD announced on 5/1/18, and excludes revenue attributed to pending overlap station divestitures

(2) Includes estimated OCF from pending acquisition of KDLT, $80 million of estimated Year 1 annual synergies, and excludes OCF attributed to pending overlap station divestitures


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Appendix: Non-GAAP Reconciliations and Glossary

Pro Forma CHB L8QA Reconciliation

($ in millions)	2015PF	2016PF	2017PF	YTD Q2'16PF	YTD Q2'17PF	YTD Q2'18PF	LTM 6/30/17 PF	LTM 6/30/18 PF	L8QA 6/30/18 PF
Net Revenues									
Local	$426.8	$424.0	$415.9	$210.0	$208.2	$194.9	$422.1	$402.7	$412.4
National	127.2	119.4	122.1	59.8	59.0	54.4	118.6	117.4	118.0
Political	21.9	117.5	16.5	26.0	5.1	23.8	96.6	35.3	66.0
Digital	40.2	41.6	43.7	19.9	20.7	23.5	42.3	46.4	44.4
Ad Revenue	$616.2	$702.6	$598.2	$315.7	$293.0	$296.6	$679.7	$601.8	$640.8
Retransmission	188.6	226.5	279.8	111.6	140.2	170.9	255.1	310.5	282.8
Other Broadcasting	16.8	17.0	17.1	9.4	9.4	9.1	17.0	16.8	16.9
2018 Acquired Revenue (KDLT Sioux Falls)	12.6	12.6	12.6	6.3	6.3	6.3	12.6	12.6	12.6
Gray Standalone Net Revenue	$834.2	$958.8	$907.6	$443.0	$448.8	$482.9	$984.4	$941.8	$953.1
Local	$498.0	$476.2	$478.2	$241.1	$238.1	$217.1	$473.2	$457.2	$465.2
National	177.3	165.5	166.5	83.6	80.4	73.7	162.3	159.8	161.1
Political	26.2	85.0	18.9	20.9	4.2	20.1	68.3	34.8	51.6
Digital	52.6	64.0	73.7	29.4	35.2	35.5	69.8	73.9	71.9
Ad Revenue	$764.0	$790.7	$737.2	$375.0	$357.9	$346.4	$773.6	$725.7	$749.7
Retransmission	202.6	243.2	293.8	116.9	140.2	177.5	266.5	331.0	298.8
Other Broadcasting (includes Olympic)	32.7	44.8	27.8	17.2	14.5	25.2	42.1	38.5	40.3
Production Revenue	89.6	82.6	84.8	42.9	43.1	44.6	82.8	86.3	84.6
SSA Fee	9.9	12.5	14.0	5.3	7.6	5.7	14.8	12.1	13.5
One-Time Revenues[1]	-	(3.0)	-	(3.0)	-	-	-	-	-
Total Gross Revenue	$1,088.9	$1,170.8	$1,167.6	$654.1	$563.3	$599.4	$1,179.9	$1,193.7	$1,186.8
Agency Commissions	(105.6)	(114.6)	(100.2)	(52.6)	(48.3)	(48.5)	(110.3)	(100.4)	(105.4)
Raycom Standalone Net Revenue	$983.2	$1,056.1	$1,067.4	$601.5	$515.0	$550.9	$1,069.6	$1,093.3	$1,081.4
Divested Revenue	(80.7)	(91.9)	(94.1)	(45.1)	(45.9)	(49.4)	(92.7)	(97.6)	(95.2)
Total Net Revenue	$1,736.7	$1,922.8	$1,870.9	$999.3	$917.8	$984.4	$1,941.3	$1,937.4	$1,939.4
Broadcast Expenses									
Gray Standalone	($523.2)	($553.0)	($570.6)	($270.8)	($280.3)	($291.6)	($562.4)	($581.9)	($572.1)
2018 Acquired Expenses (KDLT Sioux Falls)	(5.8)	(5.8)	(5.8)	(2.9)	(2.9)	(2.9)	(5.8)	(5.8)	(5.8)
Raycom Standalone	(606.3)	(637.9)	(692.5)	(320.2)	(346.7)	(367.5)	(664.5)	(713.3)	(688.9)
Divested Expenses	52.3	56.7	62.9	27.8	30.9	34.3	59.8	66.3	63.1
Total Broadcast Expense	($1,083.1)	($1,140.1)	($1,206.1)	($566.1)	($599.0)	($627.6)	($1,172.9)	($1,234.8)	($1,203.8)
Ottumwa Station (NBC)	0.5	0.5	0.5	0.2	0.2	-	0.5	0.2	0.3
Other OCF Adjustments[2]	28.6	8.0	6.9	7.4	3.7	1.4	4.3	4.6	4.5
Total Broadcast Cash Flow (Excluding Synergies)	$682.6	$791.2	$672.2	$440.9	$322.8	$358.2	$773.2	$707.6	$740.3
Corporate Expenses (Raycom)	(34.2)	(37.2)	(39.1)	(16.0)	(14.7)	(17.8)	(35.9)	(42.1)	(39.0)
Corporate Expenses (Gray)	(34.3)	(40.3)	(31.6)	(24.2)	(16.1)	(19.1)	(32.2)	(34.6)	(33.4)
Severance	-	-	1.9	-	-	-	-	1.9	0.9
Other OCF Adjustments[2]	7.3	9.3	2.4	7.5	2.5	6.0	4.3	5.9	5.1
Total Adjusted Broadcast OCF	$621.6	$723.0	$605.8	$408.1	$294.5	$327.3	$709.4	$638.6	$674.0
Raycom Synergies	80.0	80.0	80.0	40.0	40.0	40.0	80.00	80.0	80.0
Operating Cash Flow	$701.6	$803.0	$685.8	$448.2	$334.5	$367.3	$789.4	$718.6	$754.0

[1] Includes adjustments to remove one-time revenues of $3 million from T-Mobile in 2016PF and $32.3 million and $1.2 million of Spectrum auction and Drewry settlement proceeds, respectively, in 2017PF per Raycom management

[2] Other Adjustments include adjustments for pension-related expenses and payments, non-cash stock-based compensation and synergies for prior deals

Non-GAAP Reconciliation

Gray Television, Inc.
Year Ended December 31, 2015

	Gray As Reported Basis	Gray Other Transactions	Gray Combined Historical Basis	Raycom As Reported Basis	Raycom Other Transactions	Adjustments	Raycom Combined Historical Basis	Gray and Raycom Combined Historical Basis	Divestiture Adjustments	Pro Forma Adjustments	Pro Forma
						(in thousands)					
Net income	$ 39,301	$ 25,901	$ 65,202	$ 29,345	$ (48,192)	$ 305	$ (18,542)	$ 46,660	$ 9,371	$ 9,140	$ 65,171
Adjustments to reconcile from net income to Free Cash Flow:											
Depreciation	36,712	15,344	52,056	34,500	(812)	-	33,688	85,744	(1,495)	-	84,249
Amortization of intangible assets	11,982	7,279	19,261	52,929	95,964	-	148,893	168,154	(8,671)	-	159,483
Non-cash stock based compensation	4,020	-	4,020	1,544	-	-	1,544	5,564	-	-	5,564
(Gain) loss on disposal of assets, net	80	1,656	1,736	10,987	(10,987)	-	-	1,736	-	-	1,736
Miscellaneous income, net (1)	974	5,832	6,806	(244)	16,041	-	15,797	22,603	(963)	-	21,640
Interest expense	74,411	22,186	96,597	166,235	2,914	-	169,149	265,746	(25,601)	(14,984)	225,161
Loss from early extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-
Income tax (benefit) expense	26,448	(4,057)	22,391	11,576	(17,182)	195	(5,411)	16,980	-	5,844	22,824
Amortization of program broadcast rights	14,960	6,839	21,799	22,131	210	-	22,341	44,140	(1,744)	-	42,396
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	26	-	26	-	-	-	-	26	-	-	26
Network compensation revenue recognized	-	-	-	-	-	-	-	-	-	-	-
Payments for program broadcast rights	(14,576)	(6,839)	(21,415)	(22,720)	(1,466)	-	(24,186)	(45,601)	2,218	-	(43,383)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation (1)	31,190	-	31,190	34,157	-	-	34,157	65,347	-	-	65,347
Other (Raycom and Sioux Falls)	-	-	-	-	(46)	-	(46)	(46)	(1,581)	6,723	5,096
Other (Gray's prior deals)	-	475	475	-	-	-	-	475	-	-	475
Synergies (Gray's prior Deals)	-	26,863	26,863	-	-	-	-	26,863	-	-	26,863
Broadcast Cash Flow (Excluding Raycom Synergies) (1)	**225,528**	**101,479**	**327,007**	**340,440**	**36,444**	**500**	**377,384**	**704,391**	**(28,466)**	**6,723**	**682,648**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation (1)	(31,190)	-	(31,190)	(34,157)	-	-	(34,157)	(65,347)	-	-	(65,347)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**194,338**	**101,479**	**295,817**	**306,283**	**36,444**	**500**	**343,227**	**639,044**	**(28,466)**	**6,723**	**617,301**
Raycom Synergies	-	-	-	-	-	-	-	-	-	80,000	80,000
Pension (income) expense (1)	3,130	-	3,130	-	-	-	-	3,130	-	-	3,130
Contributions to pension plans	(5,421)	-	(5,421)	-	-	-	-	(5,421)	-	-	(5,421)
Other	-	-	-	-	-	-	-	-	-	-	-
Other (Deal Costs)	-	6,488	6,488	-	-	-	-	6,488	-	-	6,488
Operating Cash Flow as Defined in Senior Credit Facility	**192,047**	**107,967**	**300,014**	**306,283**	**36,444**	**500**	**343,227**	**643,241**	**(28,466)**	**86,723**	**701,498**
Interest expense	(74,411)	(22,186)	(96,597)	(166,235)	(2,914)	-	(169,149)	(265,746)	25,601	14,984	(225,161)
Amortization of deferred financing costs	3,194	-	3,194	-	-	-	-	3,194	(144)	9,596	12,646
Net amortization of original issue (premium) discount on senior notes	(863)	-	(863)	2,482	-	-	2,482	1,619	-	(2,482)	(863)
Preferred dividends	-	-	-	-	-	-	-	-	-	(52,000)	(52,000)
Purchase of property and equipment	(24,222)	(2,778)	(27,000)	(26,780)	-	-	(26,780)	(53,780)	-	-	(53,780)
Reimbursements of property and equipment purchases	-	-	-	-	-	-	-	-	-	-	-
Income taxes paid, net of refunds	(1,761)	(3,239)	(5,000)	(6,300)	-	-	(6,300)	(11,300)	-	-	(11,300)
Free Cash Flow	**$ 93,984**	**$ 79,764**	**$ 173,748**	**$ 109,450**	**$ 33,530**	**$ 500**	**$ 143,480**	**$ 317,228**	**$ (3,009)**	**$ 56,821**	**$ 371,040**

(1) Amounts in certain periods have been adjusted to give effect to the adoption of ASU 2017-07 related to the classification of pension expense

Non-GAAP Reconciliation

Gray Television, Inc.
Year Ended December 31, 2016

	Gray As Reported Basis	Gray Other Transactions	Gray Combined Historical Basis	Raycom As Reported Basis	Raycom Other Transactions	Adjustments	Raycom Combined Historical Basis	Gray and Raycom Combined Historical Basis	Divestiture Adjustments	Pro Forma Adjustments	Pro Forma
	(in thousands)										
Net income	$ 62,273	$ 43,250	$ 105,523	$ 94,630	$ (38,922)	$ (1,525)	$ 54,183	$ 159,706	$ (3,372)	$ 777	$ 157,111
Adjustments to reconcile from net income to Free Cash Flow:											
Depreciation	45,923	5,906	51,829	35,100	(732)	-	34,368	86,197	(2,761)	-	83,436
Amortization of intangible assets	16,596	1,308	17,904	16,781	99,196	-	115,977	133,881	(4,620)	-	129,261
Non-cash stock based compensation	5,101	-	5,101	2,239	-	-	2,239	7,340	-	-	7,340
(Gain) loss on disposal of assets, net	329	266	595	(5,537)	5,537	-	-	595	-	-	595
Miscellaneous income, net (1)	(610)	894	284	(1,109)	491	-	(618)	(334)	(811)	-	(1,145)
Interest expense	97,236	5,118	102,354	172,746	(27,189)	-	145,557	247,911	(21,393)	(1,273)	225,245
Loss from early extinguishment of debt	31,987	-	31,987	-	-	-	-	31,987	-	-	31,987
Income tax (benefit) expense	43,418	(1,193)	42,225	50,953	(18,039)	(975)	31,939	74,164	-	496	74,660
Amortization of program broadcast rights	19,001	2,348	21,349	21,073	183	-	21,256	42,605	(1,934)	-	40,671
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	29	-	29	-	-	-	-	29	-	-	29
Network compensation revenue recognized	-	-	-	-	-	-	-	-	-	-	-
Payments for program broadcast rights	(18,786)	(2,348)	(21,134)	(21,733)	(477)	-	(22,210)	(43,344)	2,057	-	(41,287)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation (1)	36,441	-	36,441	37,182	-	-	37,182	73,623	-	-	73,623
Other (Raycom and Sioux Falls)	-	-	-	-	(1,220)	-	(1,220)	(1,220)	(2,367)	6,723	3,136
Other (Gray's prior deals)	-	(1,766)	(1,766)	-	-	-	-	(1,766)	-	-	(1,766)
Synergies (Gray's prior Deals)	-	8,293	8,293	-	-	-	-	8,293	-	-	8,293
Broadcast Cash Flow (Excluding Raycom Synergies) (1)	**338,938**	**62,076**	**401,014**	**402,325**	**18,828**	**(2,500)**	**418,653**	**819,667**	**(35,201)**	**6,723**	**791,189**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation (1)	(36,441)	-	(36,441)	(37,182)	-	-	(37,182)	(73,623)	-	-	(73,623)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**302,497**	**62,076**	**364,573**	**365,143**	**18,828**	**(2,500)**	**381,471**	**746,044**	**(35,201)**	**6,723**	**717,566**
Raycom Synergies	-	-	-	-	-	-	-	-	-	80,000	80,000
Pension (income) expense (1)	-	-	-	-		-	-	-	-	-	-
Contributions to pension plans	(3,048)	-	(3,048)	-		-	-	(3,048)	-	-	(3,048)
Other	-	-	-	-	-	-	-	-	-	-	-
Other (Deal Costs)	-	8,442	8,442	-	-	-	-	8,442	-	-	8,442
Operating Cash Flow as Defined in Senior Credit Facility	**299,449**	**70,518**	**369,967**	**365,143**	**18,828**	**(2,500)**	**381,471**	**751,438**	**(35,201)**	**86,723**	**802,960**
Interest expense	(97,236)	(5,118)	(102,354)	(172,746)	27,189	-	(145,557)	(247,911)	21,393	1,273	(225,245)
Amortization of deferred financing costs	4,884	-	4,884	-	-	-	-	4,884	(107)	7,869	12,646
Net amortization of original issue (premium) discount on senior notes	(779)	-	(779)	2,770	-	-	2,770	1,991	-	(2,770)	(779)
Preferred dividends	-	-	-	-	-	-	-	-	-	(52,000)	(52,000)
Purchase of property and equipment	(43,604)	-	(43,604)	(26,169)	-	-	(26,169)	(69,773)	-	-	(69,773)
Reimbursements of property and equipment purchases	-	-	-	-	-	-	-	-	-	-	-
Income taxes paid, net of refunds	(14,588)	-	(14,588)	(51,500)	-	-	(51,500)	(66,088)	-	-	(66,088)
Free Cash Flow	**$ 148,126**	**$ 65,400**	**$ 213,526**	**$ 117,498**	**$ 46,017**	**$ (2,500)**	**$ 161,015**	**$ 374,541**	**$ (13,915)**	**$ 41,095**	**$ 401,721**

(1) Amounts in certain periods have been adjusted to give effect to the adoption of ASU 2017-07 related to the classification of pension expense

Non-GAAP Reconciliation

Gray Television, Inc.
Year Ended December 31, 2017

	Gray As Reported Basis	Gray Other Transactions	Gray Combined Historical Basis	Raycom As Reported Basis	Raycom Other Transactions	Adjustments	Raycom Combined Historical Basis	Gray and Raycom Combined Historical Basis	Divestiture Adjustments	Pro Forma Adjustments	Pro Forma
	(in thousands)										
Net income	$ 261,952	$ (1,819)	$ 260,133	$ 49,814	$ 335,043	$ (18,967)	$ 365,890	$ 626,023	$ (7,345)	$ (15,139)	$ 603,539
Adjustments to reconcile from net income to Free Cash Flow:											
Depreciation	51,973	737	52,710	36,434	(483)	-	35,951	88,661	(3,632)	-	85,029
Amortization of intangible assets	25,072	26	25,098	3,227	100,167	-	103,394	128,492	(4,422)	-	124,070
Non-cash stock based compensation	8,304	-	8,304	5,416		-	5,416	13,720	-	-	13,720
(Gain) loss on disposal of assets, net	(74,200)	(50)	(74,250)	(58,363)	58,363	-	-	(74,250)	(1)	-	(74,251)
Miscellaneous income, net (1)	(657)	(9)	(666)	1,013	(27,389)	-	(26,376)	(27,042)	(597)	-	(27,639)
Interest expense	95,259	740	95,999	176,811	(59,107)	-	117,704	213,703	(13,107)	24,818	225,414
Loss from early extinguishment of debt	2,851	-	2,851	-	2,552	-	2,552	5,403	-	-	5,403
Income tax (benefit) expense	(68,674)	(286)	(68,960)	97,764	(361,684)	(12,126)	(276,046)	(345,006)	(16)	(9,679)	(354,701)
Amortization of program broadcast rights	21,033	263	21,296	20,538	199	-	20,737	42,033	(1,918)	-	40,115
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	16	-	16	-		-	-	16	-	-	16
Network compensation revenue recognized	-	-	-	-		-	-	-	-	-	-
Payments for program broadcast rights	(21,055)	(263)	(21,318)	(20,510)	(263)	-	(20,773)	(42,091)	1,993	-	(40,098)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation (1)	27,182	-	27,182	39,081	-	(1,900)	37,181	64,363	-	-	64,363
Other (Raycom and Sioux Falls)	-	-	-	-	(337)		(337)	(337)	(2,232)	6,723	4,154
Other (Gray's prior deals)	-	2,170	2,170	-	-	-	-	2,170	-	-	2,170
Synergies (Gray's prior Deals)	-	862	862	-	-	-	-	862	-	-	862
Broadcast Cash Flow (Excluding Raycom Synergies) (1)	**329,056**	**2,371**	**331,427**	**351,225**	**47,061**	**(32,993)**	**365,293**	**696,720**	**(31,277)**	**6,723**	**672,166**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation (1)	(27,182)	-	(27,182)	(39,081)	-	1,900	(37,181)	(64,363)	-	-	(64,363)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**301,874**	**2,371**	**304,245**	**312,144**	**47,061**	**(31,093)**	**328,112**	**632,357**	**(31,277)**	**6,723**	**607,803**
Raycom Synergies	-	-	-	-	-	-	-	-	-	80,000	80,000
Pension (income) expense (1)	-	-	-	-	-	-	-	-	-	-	-
Contributions to pension plans	(3,124)	-	(3,124)	-	-	-	-	(3,124)	-	-	(3,124)
Other	-	-	-	-	-	-	-	-	-	-	-
Other (Deal Costs)	-	1,136	1,136	-	-	-	-	1,136	-	-	1,136
Operating Cash Flow as Defined in Senior Credit Facility	**298,750**	**3,507**	**302,257**	**312,144**	**47,061**	**(31,093)**	**328,112**	**630,369**	**(31,277)**	**86,723**	**685,815**
Interest expense	(95,259)	(740)	(95,999)	(176,811)	59,107	-	(117,704)	(213,703)	13,107	(24,818)	(225,414)
Amortization of deferred financing costs	4,624	-	4,624	-	-	-	-	4,624	(161)	8,183	12,646
Net amortization of original issue (premium) discount on senior notes	(610)	-	(610)	4,606	-	-	4,606	3,996	-	(4,606)	(610)
Preferred dividends	-	-	-	-	-	-	-	-	-	(52,000)	(52,000)
Purchase of property and equipment	(34,516)	-	(34,516)	(22,852)	-	-	(22,852)	(57,368)	-	-	(57,368)
Reimbursements of property and equipment purchases	-	-	-	-	-	-	-	-	-	-	-
Income taxes paid, net of refunds	(1,984)	-	(1,984)	(61,700)	-	-	(61,700)	(63,684)	-	-	(63,684)
Free Cash Flow	**$ 171,005**	**$ 2,767**	**$ 173,772**	**$ 55,387**	**$ 106,168**	**$ (31,093)**	**$ 130,462**	**$ 304,234**	**$ (18,331)**	**$ 13,482**	**$ 299,385**

(1) Amounts in certain periods have been adjusted to give effect to the adoption of ASU 2017-07 related to the classification of pension expense

Non-GAAP Reconciliation

Gray Television, Inc.
Six Months Ended June 30, 2016

	Gray As Reported Basis	Gray Other Transactions	Gray Combined Historical Basis	Raycom As Reported Basis	Raycom Other Transactions	Adjustments	Raycom Combined Historical Basis	Gray and Raycom Combined Historical Basis	Divestiture Adjustments	Pro Forma Adjustments	Pro Forma
						(in thousands)					
Net income	$ 26,652	$ 11,480	$ 38,132	$ 30,959	$ (11,237)	$ (1,678)	$ 18,044	$ 56,176	$ (2,754)	$ 2,528	$ 55,950
Adjustments to reconcile from net income to Free Cash Flow:											
Depreciation	22,743	3,472	26,215	17,285	(385)	-	16,900	43,115	(1,206)	-	41,909
Amortization of intangible assets	8,130	1,089	9,219	8,920	49,435	-	58,355	67,574	(2,376)	-	65,198
Non-cash stock based compensation	2,556	-	2,556	891	-	-	891	3,447	-	-	3,447
(Gain) loss on disposal of assets, net	(420)	204	(216)	(3,694)	3,694	-	-	(216)	-	-	(216)
Miscellaneous income, net (1)	(630)	942	312	(286)	(956)	-	(1,242)	(930)	(269)	-	(1,199)
Interest expense	45,544	5,633	51,177	86,353	(11,166)	-	75,187	126,364	(9,639)	(4,145)	112,580
Loss from early extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-
Income tax (benefit) expense	18,312	(1,440)	16,872	18,556	(18,436)	$ (1,073)	(953)	15,919	-	1,617	17,536
Amortization of program broadcast rights	9,209	1,536	10,745	10,986	93	-	11,079	21,824	(1,029)	-	20,795
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	14	-	14	-	-	-	-	14	-	-	14
Network compensation revenue recognized	-	-	-	-	-	-	-	-	-	-	-
Payments for program broadcast rights	(9,130)	(1,536)	(10,666)	(11,847)	(245)	-	(12,092)	(22,758)	1,043	-	(21,715)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation (1)	22,264	-	22,264	16,020	-	-	16,020	38,284	-	-	38,284
Other (Raycom and Sioux Falls)	-	-	-	-	(625)	-	(625)	(625)	(1,105)	3,362	1,632
Other (Gray's prior deals)	-	1,321	1,321	-	-	-	-	1,321	-	-	1,321
Synergies (Gray's prior Deals)	-	5,329	5,329	-	-	-	-	5,329	-	-	5,329
Broadcast Cash Flow (Excluding Raycom Synergies) (1)	**145,244**	**28,030**	**173,274**	**174,143**	**10,172**	**(2,751)**	**181,564**	**354,838**	**(17,335)**	**3,362**	**340,865**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation (1)	(22,264)	-	(22,264)	(16,020)	-	-	(16,020)	(38,284)	-	-	(38,284)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**122,980**	**28,030**	**151,010**	**158,123**	**10,172**	**(2,751)**	**165,544**	**316,554**	**(17,335)**	**3,362**	**302,581**
Raycom Synergies	-	-	-	-	-	-	-	-	-	40,000	40,000
Pension (income) expense (1)	-	-	-	-	-	-	-	-	-	-	-
Contributions to pension plans	(1,633)	-	(1,633)	-	-	-	-	(1,633)	-	-	(1,633)
Other	-	-	-	-	-	-	-	-	-	-	-
Other (Deal Costs)	-	7,245	7,245	-	-	-	-	7,245	-	-	7,245
Operating Cash Flow as Defined in Senior Credit Facility	**121,347**	**35,275**	**156,622**	**158,123**	**10,172**	**(2,751)**	**165,544**	**322,166**	**(17,335)**	**43,362**	**348,193**
Interest expense	(45,544)	(5,633)	(51,177)	(86,353)	11,166	-	(75,187)	(126,364)	9,639	4,145	(112,580)
Amortization of deferred financing costs	2,267	-	2,267	-	-	-	-	2,267	-	4,056	6,323
Net amortization of original issue (premium) discount on senior notes	(432)	-	(432)	1,387	-	-	1,387	955	-	(1,387)	(432)
Preferred dividends	-	-	-	-	-	-	-	-	-	(26,000)	(26,000)
Purchase of property and equipment	(13,475)	-	(13,475)	(10,991)	-	-	(10,991)	(24,466)	-	-	(24,466)
Reimbursements of property and equipment purchases	-	-	-	-	-	-	-	-	-	-	-
Income taxes paid, net of refunds	(14,019)	-	(14,019)	(38,112)	-	-	(38,112)	(52,131)	-	-	(52,131)
Free Cash Flow	**$ 50,144**	**$ 29,642**	**$ 79,786**	**$ 24,054**	**$ 21,338**	**$ (2,751)**	**$ 42,641**	**$ 122,427**	**$ (7,696)**	**$ 24,176**	**$ 138,907**

(1) Amounts in certain periods have been adjusted to give effect to the adoption of ASU 2017-07 related to the classification of pension expense

Non-GAAP Reconciliation

gray

Gray Television, Inc.
Six Months Ended June 30, 2017

	Gray As Reported Basis	Gray Other Transactions	Gray Combined Historical Basis	Raycom As Reported Basis	Raycom Other Transactions	Adjustments	Raycom Combined Historical Basis	Gray and Raycom Combined Historical Basis	Divestiture Adjustments	Pro Forma Adjustments	Pro Forma
	(in thousands)										
Net income	$ 81,066	$ (1,819)	$ 79,247	$ 43,748	$ (60,411)	$ (580)	$ (17,243)	$ 62,004	$ (835)	$ (990)	$ 60,189
Adjustments to reconcile from net income to Free Cash Flow:											
Depreciation	25,470	737	26,207	17,884	(385)	-	17,499	43,706	(1,641)	-	42,065
Amortization of intangible assets	12,224	26	12,250	2,018	52,025	-	54,043	66,293	(2,152)	-	64,141
Non-cash stock based compensation	2,772	-	2,772	2,087	-	-	2,087	4,859	-	-	4,859
(Gain) loss on disposal of assets, net	(76,799)	(50)	(76,849)	(33,845)	33,845	-	-	(76,849)	(1)	-	(76,850)
Miscellaneous income, net (1)	(255)	(9)	(264)	(394)	2,950	-	2,556	2,292	(502)	-	1,790
Interest expense	46,982	740	47,722	86,952	(14,470)	-	72,482	120,204	(9,104)	1,607	112,707
Loss from early extinguishment of debt	2,851	-	2,851	-	-	-	-	2,851	-	-	2,851
Income tax (benefit) expense	55,222	(286)	54,936	25,602	(2,028)	(371)	23,203	78,139	(16)	(627)	77,496
Amortization of program broadcast rights	10,235	263	10,498	9,741	81	-	9,822	20,320	(858)	-	19,462
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	15	-	15	-	-	-	-	15	-	-	15
Network compensation revenue recognized	-	-	-	-	-	-	-	-	-	-	-
Payments for program broadcast rights	(10,393)	(263)	(10,656)	(10,672)	(176)	-	(10,848)	(21,504)	1,006	-	(20,498)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation (1)	14,066	-	14,066	14,720	-	-	14,720	28,786	-	-	28,786
Other (Raycom and Sioux Falls)	-	-	-	-	172	-	172	172	(897)	3,362	2,637
Other (Gray's prior deals)	-	2,321	2,321	-	-	-	-	2,321	-	-	2,321
Synergies (Gray's prior Deals)	-	862	862	-	-	-	-	862	-	-	862
Broadcast Cash Flow (Excluding Raycom Synergies) (1)	**163,456**	**2,522**	**165,978**	**157,841**	**11,603**	**(951)**	**168,493**	**334,471**	**(15,000)**	**3,362**	**322,833**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation (1)	(14,066)	-	(14,066)	(14,720)	-	-	(14,720)	(28,786)	-	-	(28,786)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**149,390**	**2,522**	**151,912**	**143,121**	**11,603**	**(951)**	**153,773**	**305,685**	**(15,000)**	**3,362**	**294,047**
Raycom Synergies	-	-	-	-	-	-	-	-	-	40,000	40,000
Pension (income) expense (1)	-	-	-	-	-	-	-	-	-	-	-
Contributions to pension plans	(624)	-	(624)	-	-	-	-	(624)	-	-	(624)
Other	-	-	-	-	-	-	-	-	-	-	-
Other (Deal Costs)	-	1,097	1,097	-	-	-	-	1,097	-	-	1,097
Operating Cash Flow as Defined in Senior Credit Facility	**148,766**	**3,619**	**152,385**	**143,121**	**11,603**	**(951)**	**153,773**	**306,158**	**(15,000)**	**43,362**	**334,520**
Interest expense	(46,982)	(740)	(47,722)	(86,952)	14,470	-	(72,482)	(120,204)	9,104	(1,607)	(112,707)
Amortization of deferred financing costs	2,309	-	2,309	-	-	-	-	2,309	-	4,014	6,323
Net amortization of original issue (premium) discount on senior notes	(305)	-	(305)	1,379	-	-	1,379	1,074	-	(1,379)	(305)
Preferred dividends	-	-	-	-	-	-	-	-	-	(26,000)	(26,000)
Purchase of property and equipment	(10,415)	-	(10,415)	(8,223)	-	-	(8,223)	(18,638)	-	-	(18,638)
Reimbursements of property and equipment purchases	-	-	-	-	-	-	-	-	-	-	-
Income taxes paid, net of refunds	(896)	-	(896)	(23,500)	-	-	(23,500)	(24,396)	-	-	(24,396)
Free Cash Flow	**$ 92,477**	**$ 2,879**	**$ 95,356**	**$ 25,825**	**$ 26,073**	**$ (951)**	**$ 50,947**	**$ 146,303**	**$ (5,896)**	**$ 18,390**	**$ 158,797**

(1) Amounts in certain periods have been adjusted to give effect to the adoption of ASU 2017-07 related to the classification of pension expense

Non-GAAP Reconciliation

gray

Gray Television, Inc.
Six Months Ended June 30, 2018

(in thousands)

	Gray As Reported Basis	Gray Other Transactions	Gray Combined Historical Basis	Raycom As Reported Basis	Raycom Other Transactions	Adjustments	Raycom Combined Historical Basis	Gray and Raycom Combined Historical Basis	Divestiture Adjustments	Pro Forma Adjustments	Pro Forma	LSQA Ended June, 30 2018
Net income	$ 60,650	$ -	$ 60,650	$ 42,743	$ (8,312)	$ -	$ 34,431	$ 95,081	$ (3,793)	$ (10,040)	$ 81,248	$ 392,974
Adjustments to reconcile from net income to Free Cash Flow:												
Depreciation	27,237	-	27,237	18,157	175	-	18,332	45,569	(1,983)	-	43,586	85,071
Amortization of intangible assets	10,589	-	10,589	975	51,488	-	52,463	63,052	(2,331)	-	60,721	124,427
Non-cash stock based compensation	3,371	-	3,371	3,472	-	-	3,472	6,843	-	-	6,843	12,228
(Gain) loss on disposal of assets, net	(1,615)	-	(1,615)	(665)	665	-	-	(1,615)	36	-	(1,579)	(37,510)
Miscellaneous income, net	(1,262)	-	(1,262)	(141)	1,642	-	1,501	239	(59)	-	180	(13,703)
Interest expense	49,081	-	49,081	87,617	(32,221)	-	55,396	104,477	(5,228)	13,458	112,707	225,393
Loss from early extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	18,695
Income tax (benefit) expense	21,256	-	21,256	14,763	(13,002)	-	1,761	23,017	-	(3,418)	19,599	(138,989)
Amortization of program broadcast rights	10,604	-	10,604	9,738	105	-	9,843	20,447	(1,015)	-	19,432	39,712
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	-	-	-	-	-	-	-	-	-	-	-	16
Network compensation revenue recognized	-	-	-	-	-	-	-	-	-	-	-	-
Payments for program broadcast rights	(10,866)	-	(10,866)	(11,119)	(96)	-	(11,215)	(22,081)	1,043	-	(21,038)	(40,354)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	16,909	-	16,909	17,758	-	-	17,758	34,667	-	-	34,667	67,185
Other (Raycom and Sioux Falls)	-	-	-	-	(352)	-	(352)	(352)	(1,723)	3,362	1,287	3,473
Other (Gray's prior deals)	-	503	503	-	-	-	-	503	-	-	503	(207)
Synergies (Gray's Prior Deals)	-	-	-	-	-	-	-	-	-	-	-	1,913
Broadcast Cash Flow (Excluding Raycom Synergies)	**185,954**	**503**	**186,457**	**183,258**	**92**	**-**	**183,390**	**369,847**	**(15,053)**	**3,362**	**358,156**	**740,324**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	(16,909)	-	(16,909)	(17,758)	-	-	(17,758)	(34,667)	-	-	(34,667)	(67,185)
Broadcast Cash Flow Less Cash Corporate Expenses	**169,045**	**503**	**169,548**	**165,540**	**92**	**-**	**165,632**	**335,180**	**(15,053)**	**3,362**	**323,489**	**673,139**
Raycom Synergies	-	-	-	-	-	-	-	-	-	40,000	40,000	80,000
Pension (income) expense	-	-	-	-	-	-	-	-	-	-	-	-
Contributions to pension plans	-	-	-	-	-	-	-	-	-	-	-	(2,270)
Other	-	-	-	-	-	-	-	-	-	-	-	-
Other (Deal Costs)	-	3,849	3,849	-	-	-	-	3,849	-	-	3,849	3,091
Operating Cash Flow as Defined in Senior Credit Facility	**169,045**	**4,352**	**173,397**	**165,540**	**92**	**-**	**165,632**	**339,029**	**(15,053)**	**43,362**	**367,338**	**753,960**
Interest expense	(49,081)	-	(49,081)	(87,617)	32,221	-	(55,396)	(104,477)	5,228	(13,458)	(112,707)	(225,393)
Amortization of deferred financing costs	2,315	-	2,315	-	-	-	-	2,315	-	4,008	6,323	12,646
Net amortization of original issue (premium) discount on senior notes	(305)	-	(305)	420	-	-	420	115	-	(420)	(305)	(631)
Preferred dividends	-	-	-	-	-	-	-	-	-	(26,000)	(26,000)	(52,000)
Purchase of property and equipment	(19,915)	-	(19,915)	(5,377)	-	-	(5,377)	(25,292)	-	-	(25,292)	(63,984)
Reimbursements of property and equipment purchases	1,846	-	1,846	-	-	-	-	1,846	-	-	1,846	923
Income taxes paid, net of refunds	(12,048)	-	(12,048)	(2,100)	-	-	(2,100)	(14,148)	-	-	(14,148)	(45,895)
Free Cash Flow	**$ 91,857**	**$ 4,352**	**$ 96,209**	**$ 70,866**	**$ 32,313**	**$ -**	**$ 103,179**	**$ 199,388**	**$ (9,825)**	**$ 7,492**	**$ 197,055**	**$ 379,626**

Glossary

"Combined Historical Basis" or "CHB"	Combined Historical Basis reflects financial results that have been compiled by adding Gray's or Raycom's, as applicable, historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the Completed Transactions and subtracting the historical revenues and broadcast expenses of stations divested in the Completed Transactions as if they had been acquired or divested, respectively, on January 1, 2014 (the beginning of the earliest period presented). Combined Historical Basis financial information does not include any adjustments for other events attributable to the Completed Transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" each give effect to expected synergies, and "Free Cash Flow" on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the Completed Transactions. "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the Completed Transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement," "Total Leverage Ratio, Net of All Cash," "Free Cash Flow," and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act
"Pro Forma" or "PF"	Pro Forma reflects Combined Historical Basis figures, adjusted for impact of Gray's pending acquisition of KDLT, market overlap divestitures expected to close concurrently with the closing of Gray's merger with Raycom, and $80 million of estimated synergies
"Completed Transactions"	All acquisitions or dispositions completed as of June 30, 2018 as well as the pending acquisition of two stations by Raycom and market overlap divestitures that we anticipate will be completed prior to the closing date of Gray's merger with Raycom
"Revenue"	Revenue is presented net of agency commissions

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income plus loss from early extinguishment of debt, corporate and administrative expenses, broadcast non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights and network compensation revenue
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights and network compensation revenue
"Free Cash Flow" or "FCF"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, amortization of deferred financing costs, any income tax expense, non-cash 401(k) expense, pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, trade income, network compensation revenue, contributions to pension plans, amortization of original issue premium on our debt, capital expenditures (net of reimbursements) and the payment of income taxes (net of any refunds received)
"Operating Cash Flow" or "OCF"	Defined in Gray's Senior Credit Agreement as net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense and pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, trade income, network compensation revenue, and cash contributions to pension plans
"Total Leverage Ratio, Net of All Cash"	Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash. Our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

gray

Television • Digital • Mobile

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv